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                                                                   Exhibit 10.38



                       MASTER LOAN AND SECURITY AGREEMENT


                  THIS AGREEMENT dated as of May 13, 1997, is made by LXR Biotechnology Inc. (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at 1401 Marina Way South, Richmond, CA 94804, in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

                  WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

                  WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

                  SECTION 1. DEFINITIONS.

                  As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Agreement shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).

Collateral shall have the meaning specified in Section 2.

Collateral Access Agreement shall mean any landlord waiver, mortgagee waiver, bailee letter, or similar acknowledgment of any warehouseman or processor in possession of any Equipment, in each case substantially in the form of Exhibit A.

Effective Date shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.

Event of Default shall mean any event specified in Section 7.

Financial Statements shall have the meaning specified in Section 6.1.

GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.
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Loans shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with the terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time, in each case substantially in the form of Exhibit B.

Obligations shall mean all indebtedness, obligations, and liabilities of the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; and (d) attachment or judgment liens that do not constitute an Event of Default.

Person shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such Person's solvency is measured:

                  (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

                  (b) it has sufficient capital to conduct its business; and

                  (c) it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.

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                  SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. The
Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The Collateral consists of all of Borrower's equipment, furniture, fixtures and tenant improvements, including, without limitation, equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

                  SECTION 3. THE CREDIT FACILITY.

                      SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000.00, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of April 15, 1997 and attached hereto as Exhibit C (the "Commitment Letter").

                      SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

                      SECTION 3.3. CONDITIONS TO INITIAL LOAN.

                  (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

                           (i) completed requests for information (Form UCC-11)
                  listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

                           (ii) Uniform Commercial Code financing statements
                  (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

                           (iii) a Note duly executed by the Borrower evidencing
                  the amount of such Loan;

                           (iv) a Collateral Access Agreement duly executed by
                  the lessor or mortgagee, as the case may be, of each premises where the Equipment is located;

                           (v) certificates of insurance required under Section
                  5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

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                           (vi) a copy of the resolutions of the Board of
                  Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

                           (vii) such other agreements and instruments as the
                  Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby; and

                           (viii) Borrower's audited 1996 financial statements.

                  (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender, other than the securities litigation disclosed in the Borrower's 12/21/96 audited financial statements.

                  (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

                  (d) The security interests in the Equipment related to the initial Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens.

                      SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

                  (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

                  (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

                  (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

                  (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

                  (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

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                  SECTION 4. THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

                      SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

                      SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

                      SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

                      SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                      SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

                      SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

                      SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

                      SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

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                      SECTION 4.9.PERFECTION AND PRIORITY OF SECURITY INTEREST.
This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, securing the payment of all the Obligations.

                      SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

                      SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

                      SECTION 4.12. PRICE OF EQUIPMENT. The cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

                  SECTION 5. COVENANTS OF THE BORROWER.

                      SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                      SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower, (c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

                      SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time, upon reasonable notice and during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

                      SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a

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standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

                      SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

                      SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

                      SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or
(b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

                      SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be

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annexed or affixed to or become part of any realty without the Lender's prior written consent.

                      SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

                      SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral other than in a de minimus transaction in the ordinary course of business. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

                      SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

                      SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if no Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred to protect its rights under this Agreement including reasonable fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

                      SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than three Business Days) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

                      SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

                      SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not
(a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

                      SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.


                  SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

                      SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

                      SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

                  SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                      (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

                      (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

                      (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or 5.15 hereof or (ii) any other material term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

                      (d) any material provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

                      (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

                      (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

                      (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

                      (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity;

                      (i) the Borrower suffers or sustains a Material Adverse Change;

                      (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

                      (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

                      (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement.


                  SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

                      (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

                      (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

                      (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

                      (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                      (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

                  SECTION 9. MISCELLANEOUS PROVISIONS.

                      SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to LXR Biotechnology, Inc., 1401 Marina Way South, Richmond, CA 94804, Attention: Vice President Finance and Administration, or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

                      SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

                      SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

                      SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

                      SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                      SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

                      SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

                      SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

                      SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

                      SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

                      SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                      SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

                      SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

                      SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

                      SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                      SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                      SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

                      IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.


                                    LXR  BIOTECHNOLOGY INC.




                                    By:/s/ Shelli Geer
                                       --------------------------------------
                                       Name: Shelli J. Geer
                                       Title: VP - Finance and Administration



Accepted as of the
16th day of May, 1997


TRANSAMERICA BUSINESS CREDIT CORPORATION



By:/s/Gerald A. Michaud
   -------------------------------------
   Name: Gerald A. Michaud
   Title: Senior Vice President

                      COLLATERAL ACCESS AGREEMENT                      Exhibit A
                    TRANSAMERICA BUSINESS CREDIT CORPORATION
                        9399 West Higgins Road, Suite 600
                            Rosemont, Illinois 60018

                                                                     May 5, 1997

Marina Westshore Partners
c/o Penterra Company
1391 Marina Way South
Richmond, CA 94804

         Re:      LXR Biotechnology, Inc.

Ladies and Gentlemen:

                  We have been asked by LXR Biotechnology, Inc., a Delaware corporation (the "Company") to finance certain equipment (the "Equipment"), which will be located at the address identified on Schedule A (the "Premises"). The obligations of the Company to us will be secured by, among other things, the Equipment. We understand that the Company leases the Premises from you pursuant to a lease or is the owner of the Premises, which is subject to a lien in favor of you pursuant to a mortgage (such lease or mortgage being referred to as the "Agreement").

                  In connection with the extensions of credit to be made to the Company, Transamerica Business Credit Corporation, ("Transamerica") will be making customary Uniform Commercial Code filings on behalf of Transamerica with respect to the Equipment. In addition, we request your acknowledgment and cooperation for preserving and enforcing Transamerica's security interests. To expedite the consummation of the proposed financing, we would appreciate your execution of this letter.

                  At the Company's request, to enable it to finance the Equipment, and for other good and valuable consideration, you confirm and acknowledge the following matters to us:

                  1. You will allow us, or our auditors or other designees, reasonable access to the Premises to inspect the Equipment from time to time. In addition, upon our request, during the term of the Agreement, you will grant us and our designees access to the Premises for 90 days at reasonable times to show the Equipment to potential purchasers and to remove the Equipment from the Premises.

                  2. In the event that the Company defaults in its obligations under the Agreement or you desire or elect to terminate or exercise remedies under the Agreement for any reason, including a default by the Company under the Agreement, you will notify us in writing of this fact prior to your terminating or exercising remedies under the Agreement and retaking possession of the Premises. You hereby confirm and acknowledge to us that you do not and will not have any claim to or lien on any of the Equipment, whether such Equipment constitutes fixtures or personal property.

                  We would appreciate your confirming to us your agreement to the foregoing provisions of this letter by signing and returning to us this letter at our address shown above.

Very truly yours,

TRANSAMERICA BUSINESS CREDIT CORPORATION

By:      /s/ Gerald Michaud
   -------------------------------------
   Name:  Gerald Michaud
   Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

By:      /s/ Richard Poe
   -------------------------------------
   Name:  Richard R. Poe
   Title: President

                                                                       Exhibit B


                                 PROMISSORY NOTE


                                                              Date: May 16, 1997


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of Three Hundred Thirty Thousand One Hundred Forty Nine and 03/100 Dollars ($330,149.03) received by the undersigned, plus interest, in lawful money of the United States and in immediately available funds. This Note shall be payable commencing with a first installment of Twenty Five Thousand Eight Hundred Fifty Seven and 92/100 Dollars ($25,857.92) payable on June 1, 1997 and thereafter in 34 consecutive equal monthly installments of Ten Thousand Two Hundred Seventy Six and 88/100 Dollars ($10,276.88) commencing July 1, 1997 and a final balloon payment of Thirty Three Thousand Fourteen and 90/100 Dollars ($33,014.90) ,equal to ten percent (10%) of the original principal amount, on May 1, 2000 together with any other amounts due and owing to Lender. No amount of principal paid or prepaid hereunder may be reborrowed.

                  This Note is one of the Notes referred to in the Security Agreement dated as of May 13, 1997 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                  If any installment of this Note is not paid within five business days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 5% of such installment, but only to the extent permitted by Applicable Law.

                  The undersigned shall have the right to prepay this Note at any time on thirty days' prior written notice to the Payee. On the date of any such prepayment, the undersigned shall pay, if such prepayment is made on or after June 1, 1998 an amount equal to the present value of the remaining payments (principal and interest) due hereunder discounted at 6% simple interest per annum, together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment. Any prepayments shall be applied to the installments hereof in the inverse order of maturity.

                  Upon the maturity of this Note or the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid.

                  If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

                  The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

                  The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any

Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

                  This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

                  The undersigned shall, upon demand, pay to the Payee all costs and expenses paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

                  This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                                              LXR BIOTECHNOLOGY, INC.


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                       Exhibit C







April 15, 1997



Ms. Shelli Geer
Vice President Finance and Administration
LXR Biotechnology, Inc.                                           REVISED
1401 Marina Way South
Richmond, California  94804

Dear Shelli:

Transamerica Business Credit Corporation-Technology Finance Division ("Lender) is pleased to offer financing for the Equipment described below to LXR Biotechnology Inc. ("Borrower"). This Commitment supersedes all prior correspondence, proposals, and oral or other communications relating to lending arrangements between Borrower and Lender.

The outline of this offer is as follows:

Borrower:                        LXR Biotechnology, Inc.

Lender:                          Transamerica Business Credit
                                 Corporation-Technology Finance Division ("TFD") and/or its affiliates, successors or assigns.

Guarantors:                      None

Equipment:                       All of Borrower's existing and new Scientific
                                 Laboratory Equipment, Computer Equipment,
                                 Furniture and Fixtures, Tenant Improvements and all cash and non-cash proceeds (including insurance proceeds) of all of the foregoing
                                 (the "Collateral").

Loans: Lender shall make one loan for existing equipment and/or tenant improvements and one or a series of loans for new equipment, "New Equipment Loans" (each a "Loan", unless referred to individually).

Amount of Loan:                  Not to exceed $200,000 for existing Collateral
                                 and/or tenant improvements and $500,000 for new
                                 Equipment Loans.

Equipment Location:              1401 Marina Way South, Richmond, California
                                 94804.

Anticipated Delivery:            Through December 31, 1997.

Termination of Commitment:       This commitment will terminate if the first
                                 delivery of Equipment and funding is not completed on or before May 15, 1997.

Loan Term
Commencement:                    Upon funding each Loan and/or New Equipment
                                 Loan, which will occur upon delivery of the Equipment or upon each completion of deliveries of items of Equipment with aggregate cost of not less than $100,000, and shall be no later than

                                 December 31, 1997.

Term: From each Loan Term Commencement until 36 months from the first day of the month next following or coincident with that Loan Term Commencement.

Repayment Terms:                 Monthly Payments equal to 3.10% of the
                                 Loan shall be payable monthly in advance. The first and last month's payment shall be payable upon funding each Loan and/or New Equipment
                                 Loan.

                                 As of the date of each Loan Term Commencement, the Monthly Payments shall be fixed for the term. A schedule of the actual Monthly Payments shall be provided by the Lender following each Loan Term Commencement.

                                 The Lender shall adjust the Monthly Payments as of the date of each Loan Term Commencement based on any change in the weekly average of the interest rates of three-year U.S. Treasury Notes over 6.16% (the "Base Rate") to the week preceding the date of each Loan Term Commencement, as published in the Wall Street Journal. For each basis point change from the Base Rate, the rate implicit in the Monthly Payments will be adjusted by one basis point and a new Monthly Payment calculated.

Balloon Payment:                 At the end of the 36 month Loan and each 36
                                 month New Equipment Loan, the Borrower shall be obligated to make one final balloon payment equal to 10% of the original principal amount of such Loan or New Equipment Loan, plus any other amounts due and owing to Lender.

Interim Payments:                In the event that the Loan Term Commencement is
                                 not on the first day of the month, Interim
                                 Payments shall accrue from each Loan Term
                                 Commencement until the next following first day of a month and shall be payable at the end of that Month. Interim Payments shall be calculated at the daily equivalent of the currently adjusted Monthly Payment.

Documentation:                   The documentation relating to this transaction
                                 shall implement the transaction contemplated by this commitment letter to the satisfaction of Lender and its counsel, shall contain conditions precedent, representations, warranties and covenants by Borrower and shall provide for events of defaults and remedies, all as required by Lender for transactions of this type. The documentation shall include, but not be limited to, the terms and conditions described in this commitment letter.

Insurance:                       Prior to any delivery of Equipment, the
                                 Borrower shall furnish a certificate of
                                 insurance acceptable to the Lender in amount, type and term, covering the Equipment including primary, all risk, physical damage, property damage and bodily injury with appropriate loss payee and additional insured endorsements in favor of Lender.

Representation and               There shall be no actual or threatened conflict
Additional Covenants:            with, or violation of, any regulatory statute,
                                 standard or rule relating to the Borrower, its present or future operations, or the Equipment.

                                 All information supplied by the Borrower shall be correct and shall not omit any statement necessary to make the information supplied not to be misleading. There shall be no material breach of the representations and warranties of the Borrower in the Loan. The representations shall include that the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment given to Borrower by the manufacturer, supplier or any other person including, without limitation, discounts for advertising, prompt payment, testing or other services.

Warrant Coverage:                In consideration of the Lender's commitment to
                                 enter into this loan transaction in accordance with the terms herein, Lender will be granted warrants to purchase 27,000 shares of the common stock of the Borrower. The exercise price will be $2.1875 per share. The warrants will be exercisable from the date their issuance and have a term of 7 years. Lender shall have the option to exercise the Warrants without payment of the exercise price and receive only that number of shares which represents the value of the difference between the fair market value of the shares and the exercise price (i.e., "net issuance" or "cashless exercise"). Each Warrant will be adjusted for stock splits, combinations, stock dividends, reclassifications and exchanges, and will enjoy other rights no less favorable than the rights of any other holder of the Borrower's capital stock. The shares issuable under each Warrant will have piggyback registration rights, including standard indemnification and other provisions. Lender may retain or transfer the Warrants or the shares issuable thereunder, in whole or in part, whether or not Lender sells the Loan or any participation therein.

Conditions Precedent to          1.   No material adverse change in the
Lending:                              financial condition, operations or
                                      prospects of the Borrower prior to
                                      funding.

                                 2. Completion of the documentation and final terms of the proposed financing satisfactory to Lender and Lender's counsel.

                                 3.   Results of all due diligence, including
                                      lien, judgment and tax search and other
                                      matters Lender may request shall be
                                      satisfactory to Lender and Lender's
                                      counsel.

                                 4.   Receipt by Lender of duly executed loan
                                      documentation in form and substance
                                      satisfactory to Lender and its counsel.

                                 5. Lender shall receive a valid and perfected first priority lien and security interest in the Collateral of Borrower and Lender shall have received satisfactory evidence that there are no liens on any Collateral except as expressly permitted herein.

                                 6.   Evidence of repayments of existing
                                      indebtedness relating to any of Lender's
                                      Collateral, and UCC and other lien
                                      releases, as Lender deems appropriate.

                                 7.   Receipt and satisfactory review (which
                                      will be at the sole discretion of Lender) of final December 31, 1996 audited financials for Borrower.

Fees and Expenses:               The Borrower and Lender shall each be
                                 responsible for its expenses (including
                                 expenses of counsel and/or accountants) in connection with the transaction.

Law: This letter and the proposed Loan are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

Indemnity:                       Borrower agrees to indemnify and to hold
                                 harmless Lender and its officers, directors and employees against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than for claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

Confidentiality:                 This letter is delivered to you with the
                                 understanding that neither it nor its substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you (such as your legal counsel and accountants), or where the same is required by law.

                                 Upon completion of the initial takedown by Borrower, the Borrower will no longer be required to obtain Lender's prior written consent to disclose the transaction contemplated hereby.


Conditions of Acceptance:        This Commitment Letter is intended to be a
                                 summary of the most important elements of the agreement to enter into a financing transaction with Borrower, and is subject to all requirements and conditions contained in loan documentation proposed by Lender or its counsel in the course of closing the financing described herein. Not every provision that imposes duties, obligations, burdens, or limitations on Borrower is contained herein, but shall be contained in the final loan documentation satisfactory to Lender and its counsel.

                                 EACH OF THE PARTIES HERETO IRREVOCABLY AND
                                 UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY
                                 JURY IN ANY SUIT, ACTION, PROCEEDING OR
                                 COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

Commitment Fee:                  The $10,000 Application Fee previously paid by
                                 Borrower (all of which is presently held by Meier Mitchell & Company, LLC) shall be applied to the Commitment Fee. The Commitment Fee shall be applied to the first monthly payments under the Loan on a prorata basis until it has been exhausted.

Commitment Expiration:           This Commitment shall expire on April 11, 1997,
                                 unless prior thereto either extended in writing by the Lender or accepted as provided below by the Borrower.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by April 11, 1997.

                                             Yours truly,

                                             TRANSAMERICA BUSINESS CREDIT
                                             CORPORATION-TECHNOLOGY FINANCE
                                             DIVISION

                                             By /s/ GARY MORO
                                             ------------------------------
                                             Gary Moro
                                             Vice President
                                             Credit

Accepted this 15th day of April, 1997


LXR BIOTECHNOLOGY, INC.


By /s/ SHELLI GEER
-----------------------------------
Name:  Shelli J. Geer
Title: VP-Finance and Administration

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